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                                                                         OPINION


                                                               EXHIBIT M
                                                                   TO
                                                         PARTICIPATION AGREEMENT

                 FORM OF OPINION OF COUNSEL TO PARENT AND LESSEE

                                     [Date]

To Agent, Lenders,
and Trustee Listed on
Schedule A attached hereto

                     Re:  Stratosphere Corporation and Stratosphere Gaming Corp.

Ladies and Gentlemen:

         We have acted as counsel to Stratosphere Corporation, a Delaware corporation ("Parent"), and Stratosphere Gaming Corporation, a Nevada corporation ("Lessee"), in connection with the transactions contemplated by that certain Participation Agreement, dated as of May 28, 1999 (the "Participation Agreement"), among Parent, as Guarantor, Lessee, First Security Trust Company of Nevada, not in its individual capacity, except as expressly stated therein, but solely as Trustee, the Lenders identified therein and Heller Financial Leasing, Inc., as Agent. Capitalized terms used in this opinion and not otherwise defined herein shall have the respective meanings specified in Appendix 1 to the Participation Agreement. This opinion is delivered to you pursuant to Section 2.1(d) of the Participation Agreement.
         In so acting, we have examined and are familiar with originals of or copies identified to our satisfaction of each of the Operative Documents as well as the UCC-1 financing statement with Lessee as debtor, Trustee as secured party and Agent as assignee, and the UCC-1 financing statement with Trustee as debtor and Agent as secured party, each of which is to be filed for record in the UCC records and in the land records in the office of the Recorder of Clark County, Nevada (the "County Financing Statements"), and the UCC-1 financing statement with Lessee as debtor, Trustee as secured party and Agent as assignee, and the UCC-1 financing statement with Trustee as debtor and Agent as secured party, each of which is to be filed for record in the office of the Secretary of State of the State of Nevada (the "State Financing Statements" and together with the County Financing Statements, collectively the "Financing Statements").
         In addition, we have examined such records, documents and certificates of public officials and Parent and Lessee, as applicable, made such inquiries of public officials and officers of Parent and Lessee, as applicable, and considered such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein.
         We have also reviewed and relied upon UCC-11 search reports, dated May , 1999, from the office of the Recorder of Clark County, Nevada, regarding UCC financing statements filed against Lessee and Trustee, and UCC-11 search
reports, dated May   , 1999, from the office of the Secretary of State of the
State of Nevada, regarding UCC financing statements filed against Lessee and Trustee (collectively, the "Lien Searches"), and have made such other inquiries as we have deemed reasonably necessary under the circumstances.
         For the purposes of this opinion, we have assumed that: (i) all documents submitted to us


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                                                                         OPINION


as originals are original authentic documents and all documents submitted to us as certified or photostatic copies conform to original documents; (ii) other than as to Parent and Lessee, the genuineness of all signatures and the legal capacity of all persons executing any document on behalf of any party; (iii) Lessee or Trustee, as applicable, each has rights in or title to the collateral described in the Operative Documents; (iv) the descriptions of real property contained in the Operative Documents are accurate; (v) each of the parties to the Operative Documents, other than Lessee or Parent, (a)(1) is duly incorporated, (2) is validly existing and (3) is in good standing under the laws of the jurisdiction of its incorporation, (b) is duly qualified to do business in the State of Nevada, if such qualification is necessary, and (c) has authority to conduct the business contemplated by the Operative Documents; (vi) the Operative Documents and the performance thereof have been duly authorized by the parties thereto other than Parent or Lessee, and executed and delivered by the parties thereto, other than Parent or Lessee, in the form reviewed by us received by each such party, and the authorization, execution, delivery and performance of the Operative Documents by the parties thereto, other than Parent or Lessee, do not and will not violate the corporate articles and bylaws of the respective parties, other than Parent or Lessee and do not and will not violate or conflict with any law, order, writ, injunction or decree of any Governmental Authority applicable to such party; and (vii) each of Lessee and Trustee has sufficient right, title and interest in the real property, personal property and fixtures described in the Operative Documents to create the security interests purported to be created thereby.
         Based upon the foregoing and subject to the qualifications set forth herein, we are in the opinion that:
                  1. Each of Parent and Lessee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the State of Nevada, respectively, and has full corporate power and authority to conduct its business as presently conducted, to own or hold under lease its properties, and to enter into and perform its obligations under the Operative Documents to which it is a party, and is duly qualified as a foreign corporation authorized to do business and is in good standing in all other jurisdictions where failure to so qualify would have a Material Adverse Effect.

         2. The execution, delivery and performance by each of Parent and Lessee of each Operative Document to which it is a party have been duly authorized by all necessary corporate action on its part.

         3. Neither the execution, delivery nor performance by Parent or Lessee of any Operative Document to which it is a party (i) requires any approval of the stockholders of Parent or Lessee, or approval or consent of any trustee or holder of any indebtedness or obligations of Parent or Lessee; (ii) contravenes or will contravene any Applicable Law currently in effect applicable to or binding upon Parent or Lessee;
         (iii) conflicts with, results in any breach of or constitutes any default under, or results in the creation of any Lien (other than the respective rights and interests of Trustee or Lenders as provided in the Operative Documents) upon any property of Parent or Lessee under
         (A) any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement or other material agreement or instrument by which Parent or Lessee or any of its respective properties may be bound, (B) the corporate charter of


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                                                                         OPINION


         Parent or Lessee or (C) the bylaws of Parent or Lessee.

         4. Each Operative Document to which Parent or Lessee is a party has been duly executed and delivered by such party and constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general equitable principles.

         5. There is no action, proceeding or investigation pending or, to the best of our knowledge, threatened which questions the validity of the Operative Documents to which Parent or Lessee is a party or any action taken or to be taken pursuant thereto; nor is any action, proceeding or investigation pending or, to the best of our knowledge, threatened which, if adversely determined, would result in a Material Adverse Effect.

         6. No authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any Governmental Authority is or will be required in connection with the execution and delivery by Parent or Lessee of the Operative Documents to which each is a party, or the performance by Parent or Lessee of their respective obligations under such Operative Documents except for the (A) filings and recordings listed on Schedule IV to the Participation Agreement to perfect the rights of Trustee, Lenders and Agent intended to be created by the Operative Documents, and (B) those Required Licenses required with respect to Parent or Lessee listed on
         Schedule V to the Participation Agreement, each one of which is in full force and effect on the Closing Date.

         7. Neither Parent nor Lessee is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither Parent nor Lessee is subject to regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended. The proceeds of the purchase by Trustee of the Leased Property and the issuance of the Notes, if made in accordance with the terms of the Operative Documents, will not result in a violation of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

         8. No registration of the Notes of the Lenders under the Securities Act of 1933, as amended, is required.

         9. The Lease creates a valid security interest under the UCC in favor of Trustee for the benefit of Lenders, as security for payment of Lessee's obligations under the Operative Documents, in all of Lessee's right, title and interest in and to the collateral specified therein. The Security Agreement creates a valid security interest under the UCC in favor of Agent for the benefit of Lenders, as security for payment of Trustee's obligations under the Operative Documents, in all of Trustees right, title and interest in and to the collateral specified therein.

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                                                                         OPINION


         10. Each of the Financing Statements is in proper form for filing, and upon the filing of the Financing Statements with the offices listed on Schedule C hereto, the security interests specified in paragraph 9 above will be perfected to the extent that a security interest in such collateral may be perfected by so filing, and the description of such collateral therein is adequate. No other filing, recordation or registration is necessary in order to perfect Lenders' security interest in such collateral.

         11. The payment by Lessee and the receipt by Trustee, Trust Company, Agent or Lenders of Rent and all other amounts, fees, interest, prepayment premiums and other charges due and payable under the Lease and the other Operative Documents, including the methods of calculation and payment thereof, are not usurious under, or otherwise violative of, the laws of the State of Nevada.

         12. The payment by Trustee and the receipt by Lenders of interest on the Notes and all other amounts, fees or interest due and payable under the Loan Agreement and the other Operative Documents is not usurious under the laws of State of Nevada.

         13. The express choice of law of the State of Nevada to govern the Operative Documents is enforceable and will be recognized by courts located in the State of Nevada.

         14. Neither Trustee, Lenders nor Agent is required under the laws of the State of Nevada to qualify as a foreign corporation, foreign trust company or otherwise in the State of Nevada solely as a result of its execution, delivery and performance of the Operative Documents to which it is a party; State of Nevada law permits Trustee, as a bank organized under the laws of the State of Nevada, to act as a fiduciary in the State of Nevada without any additional filings with the State of Nevada; and the Trust is not required under the laws of the State of Nevada to qualify as a foreign trust in the State of Nevada.

         15. The Security Agreement creates a valid and legally binding perfected security interest in the personal property and fixtures therein described in accordance with the UCC as in force and effect in the State of Nevada and is enforceable in accordance with its terms. The Financing Statements which are to be recorded or filed within the State of Nevada, the forms of which are attached hereto, are in form sufficient under the laws of the State of Nevada for filing or recording, and when recorded in the UCC records in the office of the Recorder of Clark County, Nevada and in the UCC records in the office of the Nevada Secretary of State will have been filed or recorded in all public offices in the State of Nevada in which such filing or recording is necessary to perfect the interests of Trustee and Agent in the collateral described therein to the extent the same can be perfected by filing or recording in the State of Nevada. Based solely on our examinations of the Lien Searches, such security interests are subject to no prior security interests perfected by filing a financing statement in the UCC records in the office of the Nevada Secretary of State or the UCC records in the office of the Recorder of Clark County, Nevada.



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                                                                         OPINION



         16. Except for the filings and recordings described above, no approval, consent, or withholding of objection on the part of, or other filing or registration with, any Governmental Authority in the State is required to be made or taken in the State of Nevada to establish, protect and preserve title to, interests in, liens on and to perfect the security interests in the collateral as contemplated by the Operative Documents, except continuation statements which are required to be filed within six months prior to the expiration of five years from the date of the original filing of the Financing Statements and within six months prior to the expiration of each five year period from such date thereafter.

         17. Neither the execution and delivery of the Operative Documents, nor the fulfillment of or the compliance with the provisions thereof, by Trustee, Agent or Lenders, results in a violation of, or contravenes any state statute, law, rule, code, ordinance or regulation to which Trustee, Agent or Lenders is subject.

         18. Except for federal, state and local franchise, withholding and income taxes, no taxes, fees or other charges imposed by the State of Nevada, Clark County, Nevada or any other local governmental entity are payable by Trustee, Agent or Lenders solely as a result of the execution, delivery, performance, recordation or filing (where applicable) of the Operative Documents and all other instruments delivered in connection with the transactions contemplated thereby (except for nominal filing or recording fees payable at the time of filing or recording).

         19. The provisions in the Operative Documents concerning interest, loan fees, late fees, prepayment premiums, default rate of interest and other charges, including the methods of calculation and payment thereof, are not usurious under, or otherwise violative of, the laws of the State of Nevada.

         20. Under the laws of the State of Nevada and local jurisdictions therein, there are no statutory or regulatory requirements relating to the transfer of ownership or operation, sale or foreclosure of the collateral situated in the State of Nevada which require notification of the State of Nevada or the local jurisdiction of such transfer, sale or foreclosure, certification that there has been no discharge of Hazardous Materials or other substances.

         21. The laws of the State of Nevada do not require a lienholder to make an election of remedies where such lienholder holds security interests and liens on both the real and the personal property of a debtor or to take recourse first or solely against or otherwise exhaust its remedies against its collateral before otherwise proceeding to enforce against such debtor the obligations of such debtor.

         22. Each of the Operative Documents contains adequate provisions for enforcing payment of all monetary obligations secured thereby and for the practical realization of the rights and benefits offered thereby.

         23. Each of Parent and Lessee has received and presently holds (i) all approvals,


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                                                                         OPINION


         consents, orders and authorizations from all Governmental Authorities necessary or required in connection with the valid execution and delivery of the Operative Documents, (ii) all licenses, permits, approvals, consents, orders and authorizations from the Gaming Authority and the Liquor Authority necessary or required to operate and conduct games of chance and sell liquor as presently being conducted and sold at the Resort and (iii) all licenses, permits, approvals, consents, orders and authorizations from the State of Nevada and Clark County, Nevada necessary or required in connection with the business operation of the Resort where the failure to obtain such licenses, permits, approvals, consents, orders and authorizations would have a Material Adverse Effect.

         24. A court sitting in the State of Nevada would respect the choice of Nevada law in each of the Operative Documents.

         25. None of the Equipment subject to the Lease is "personal property gaming collateral" as defined in and for the purposes of the Nevada Gaming Commission Regulation 8A.

         26. No sales, use or other transfer tax will be assessed or claimed by any Governmental Authority in the State of Nevada with respect to any of the transactions contemplated by the Operative Documents.

         The opinions expressed herein are based upon the applicable laws, regulations and ordinances in effect as of the date of this letter. In delivering this letter to you, we are not undertaking to apprise you either of any transactions, events or occurrences taking place after the date of this letter of which we may acquire any knowledge or of any change in any applicable laws taking place after the date of this letter which may affect our opinions set forth herein.

         This opinion relates only to the laws of the State of Nevada and the federal laws of the United States. We do not opine on the laws of any other jurisdiction.

         This opinion is solely for your benefit and the benefit of your successors and assigns in connection with the transactions referred to herein and may not be quoted or relied on by, nor may copies be delivered to, any other person or used for any other purpose or any other transaction, without our prior written consent.

                                            Very truly yours,


                                            SCHRECK MORRIS


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                                                                         OPINION


SCHEDULE A

Heller Financial Leasing, Inc.
Phoenixcor, Inc.
First Security Trust Company of Nevada









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